Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	15,140.43
Total Transaction Valuation	109,633,781.72
Total Offset Amount	0.00
Net Fee	$ 15,140.43